Loans Held for Investment	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Loans Held for Investment
Loans Held for Investment

Loans Held for Investment consist of Private Education Loans and FFELP.
Our Private Education Loans are made largely to bridge the gap between the cost of higher education and the amount funded through financial aid, federal loans or customers’ resources. Private Education Loans bear the full credit risk of the customer. We manage this additional risk through historical risk-performance underwriting strategies and the addition of qualified cosigners. Private Education Loans generally carry a variable rate indexed to LIBOR or Prime indices. We encourage customers to include a cosigner on the loan, and the majority of loans in our portfolio are cosigned. We also encourage customers to make payments while in school.
FFELP Loans are insured as to their principal and accrued interest in the event of default subject to a Risk Sharing level based on the date of loan disbursement.
Loans held for investment are summarized as follows:

	December 31,
	2013	2012
Private Education Loans	$6,563,342	$5,507,908
Unearned discounts	(10,096)	(9,311)
Allowance for loan losses	(61,763)	(65,218)
Unamortized origination costs, net	15,159	14,320
Total Private Education Loans, net	6,506,642	5,447,699

FFELP Loans	1,426,972	1,043,521
Unamortized acquisition costs, net	4,081	205
Allowance for loan losses	(6,318)	(3,971)
Total FFELP Loans, net	1,424,735	1,039,755

Loans held for investment, net	$7,931,377	$6,487,454

The estimated weighted average life of student loans in our portfolio was approximately 7.0 years and 7.2 years at December 31, 2013 and 2012, respectively.

The Private Education Loans average balance was $5,996,883 and $5,328,048 and the weighted average interest rate was 8.16 percent and 8.38 percent at December 31, 2013 and 2012, respectively. The FFELP Loan average balance was $1,167,798 and $546,987 and the weighted average interest rate was 3.25 percent and 2.75 percent at December 31, 2013 and 2012, respectively.

Certain Collection Tools — Private Education Loans
Similar to FFELP loans, Private Education Loans are generally non-dischargeable in bankruptcy. Most loans have repayment terms of 15 years or more, and for loans made prior to 2009, payments are typically deferred until after graduation; however, since 2009 we began to encourage interest-only or fixed payment options while the customer is enrolled in school and today, the majority of new customers make payments while in school.
Forbearance involves granting the customer a temporary cessation of payments (or temporary acceptance of smaller than scheduled payments) for a specified period of time. Using forbearance extends the original term of the loan. Forbearance does not grant any reduction in the total repayment obligation (principal or interest). While in forbearance status, interest continues to accrue and is capitalized to principal when the loan re-enters repayment status. Our forbearance policies include limits on the number of forbearance months granted consecutively and the total number of forbearance months granted over the life of the loan. In some instances, we require good-faith payments before granting forbearance. Exceptions to forbearance policies are permitted when such exceptions are judged to increase the likelihood of collection of the loan. Forbearance as a collection tool is used most effectively when applied based on a customer’s unique situation, including historical information and judgments. We leverage updated customer information and other decision support tools to best determine who will be granted forbearance based on our expectations as to a customer’s ability and willingness to repay their obligation. This strategy is aimed at mitigating the overall risk of the portfolio as well as encouraging cash resolution of delinquent loans.
Forbearance may be granted to customers who are exiting their grace period to provide additional time to obtain employment and income to support their obligations, or to current customers who are faced with a hardship and request forbearance time to provide temporary payment relief. In these circumstances, a customer’s loan is placed into a forbearance status in limited monthly increments and is reflected in the forbearance status at month-end during this time. At the end of the granted forbearance period, the customer will enter repayment status as current and is expected to begin making scheduled monthly payments on a go-forward basis.
Forbearance may also be granted to customers who are delinquent in their payments. In these circumstances, the forbearance cures the delinquency and the customer is returned to a current repayment status. In more limited instances, delinquent customers will also be granted additional forbearance time.
We also have an interest rate reduction program to assist customers in repaying their Private Education Loans through reduced payments, while continuing to reduce their outstanding principal balance. This program is offered in situations where the potential for principal recovery, through a modification of the monthly payment amount, is better than other alternatives currently available. Along with demonstrating the ability and willingness to pay, the customer must make three consecutive monthly payments at the reduced rate to qualify for the program. Once the customer has made the initial three payments, the loan’s status is returned to current and the interest rate is reduced for the successive twelve month period.
During 2013, 2012 and 2011, we did not utilize these collection tools because we sold loans that would otherwise be managed using one or more of these tools to an affiliate before the tools would have been implemented. See Note 11, “Related Party Transactions.”
The period of delinquency for loans is based on the number of days scheduled payments are contractually past due. As of December 31, 2013 and 2012, we had $220,413 and $144,507, respectively, of FFELP loans and $2,667 and $1,793, respectively, of Private Education Loans held for investment which are 90 or more days delinquent that continue to accrue interest. At December 31, 2013 and 2012, we had no loans in nonaccrual status.
Borrower-in-Custody Arrangements
We maintain Borrower-in-Custody arrangements with the FRB. Under these arrangements, we can pledge FFELP consolidation or Private Education Loans to the FRB to secure any advances and accrued interest generated under the Primary Credit program at the FRB. As of December 31, 2013 and 2012, we had $95,555 and $101,197, respectively, of FFELP consolidation loans and $870,736 and $527,698, respectively, of Private Education Loans pledged to this borrowing facility, as discussed further in Note 8, “Borrowed Funds.”
Loans Held for Investment by Region
At December 31, 2013, 37.84 percent of loans were concentrated in the following states:

2013
California	9.75%
New York	9.30
Pennsylvania	7.47
New Jersey	6.19
Illinois	5.13
37.84%

At December 31, 2012, 38.57 percent of loans were concentrated in the following states:

2012
New York	10.04%
California	9.12
Pennsylvania	7.59
New Jersey	6.47
Illinois	5.35
38.57%

No other state had a concentration of loans in excess of 5 percent of the aggregate outstanding loans held for investment.